ADVISORY RESEARCH MLP & ENERGY INCOME FUND
A series of the Investment Managers Series Trust

Supplement Dated January 21, 2014
To the Prospectus and Statement of Additional Information dated April 1, 2013

The following paragraph replaces the first paragraph in the section entitled “Dividends and Distributions” in the Prospectus:

The Fund will make distributions of net investment income quarterly and capital gains, if any, at least annually, typically in December.  The Fund intends to make distributions generally similar in nature to those of the MLP and energy infrastructure investments of the Fund, that the Fund’s quarterly distributions grow at a rate determined by the Advisor (currently an annualized rate of 3%), and that the distributions of all classes of the Fund result in similar yields after adjustment for class-specific expenses.  Due to differences in the growth rate of assets in different classes, the portions of distributions attributable to return of capital may be different for different classes.  For classes with smaller asset sizes a larger proportion of distributions may be comprised of return of capital.  The Fund may make an additional payment of dividends or distributions if it deems it desirable at any other time during the year.

The following paragraphs replace the first two paragraphs in the section entitled “Dividends and Distributions” in the Statement of Additional Information:

The Fund will distribute substantially all of its net investment income as dividends to shareholders on a quarterly basis.  The Fund will distribute substantially all of its net realized capital gains, if any, at least annually, typically in December.

The Fund intends to make distributions generally similar in nature to those of the MLP and energy infrastructure investments of the Fund, that the Fund’s quarterly distributions grow at a rate determined by the Advisor (currently an annualized rate of 3%), and that the distributions of all classes of the Fund result in similar yields after adjustment for class-specific expenses.  The income allocated to each Class with respect to distributions will be allocated consistently among the Classes based on the net assets of each Class in relation to the net assets of the Fund; however, due to differences in the growth rate of assets in different classes, the portions of distributions attributable to return of capital may be different for different classes.

The amount of the dividends and capital gain distributions paid by the Fund will depend on the performance of the Fund’s investments and the timing of income received from and gains realized on those investments. The amount of such dividends and distributions is not guaranteed and is subject to the discretion of the Board. The Fund does not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

Please file this Supplement with your records.